                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) February 15, 1995
                                                 -----------------



                      NATIONWIDE HEALTH PROPERTIES, INC.
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              (Exact name of registrant as specified in charter)


      Maryland                    1-9028                    95-3997619
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   (State or other             (Commission                (IRS employer
   jurisdiction of             file number)               identification
    incorporation)                                            number)



        4675 MacArthur Court, Suite 1170, Newport Beach, CA  92660-6429
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                   (Address of principal executive offices)


              Registrant's telephone number, including area code:
                                (714) 251-1211
                                --------------


                                Not Applicable
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         (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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1.1 Amended and Restated Distribution Agreement, dated February 15, 1995, among the Registrant, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Goldman, Sachs & Co.

12.1      Statement re Computation of Ratios.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       NATIONWIDE HEALTH PROPERTIES, INC.



Date: February 15, 1995                By:  /s/ Mark L. Desmond
                                       -----------------------------------------
                                       Name:   Mark L. Desmond
                                       Title:  Vice President and Treasurer

                                 EXHIBIT INDEX
                                 -------------


Exhibit
  No.              Description
- -------            -----------

  1.1          Amended and Restated Distribution Agreement, dated February
               15, 1995, among the Registrant, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Goldman, Sachs & Co.

 12.1          Statement re Computation of Ratios